Exhibit 10.65

SECOND AMENDMENT TO

AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT

OF

CMGI @VENTURES IV, LLC

THIS SECOND AMENDMENT, dated as of the 5th day of October, 2001, to the Amended and Restated Limited Liability Company Agreement dated as of July 27, 2001 (as amended to date, the “Agreement”), of CMGI @Ventures IV, LLC, a Delaware limited liability company (the “LLC”), is by and among a Majority in Number of the persons named as Class B Members on Schedule A to the Agreement. Capitalized terms used herein, and not otherwise defined herein, shall have the respective meanings ascribed to them in the Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned hereby amend the Agreement as follows.

1. Amendment to Schedule B. Schedule B to the Agreement is hereby deleted, and Schedule B attached hereto is substituted therefor, in order to reflect that (i) effective as of September 7, 2001, the relationship of Matthew Jennings (“Jennings”) with all Employers has terminated, (ii) effective as of September 7, 2001, the relationship of Lisa Scoma (“Scoma”) with all Employers has terminated, and (iii) effective as of October 5, 2001, the relationship of Mainini Cabute (“Cabute”) with all Employers has terminated, and (iv) in each case, such termination constitutes an Event of Forfeiture.

Pursuant to and in accordance with the Agreement: (i) the Vested Percentage Interest of Jennings is 48.33%, the Vested Percentage Interest of Scoma is zero, and the Vested Percentage Interest of Cabute is 56.67%; (ii) the Investment Percentage Interest of each of Jennings, Scoma and Cabute in each Investment in which she or he participates (if any) has been reduced in accordance with Section 3.04(b)(ii) of the Agreement and the Investment Percentage Interest of the other Members participating in such Investments has been increased to the extent and in the manner provided in Section 3.04(b)(ii); and (c) any amount held in any Vesting Escrow for the benefit of Jennings, Scoma and Cabute (if any) which is attributable to the portion of her or his interest which has been forfeited effective as of the date hereof shall be forfeited as provided in Section 3.04(b)(iii).

Jennings, Scoma and Cabute shall continue to be subject to all other provisions of the Agreement, including without limitation, Section 6.06(b), and the fourth to last sentence in the definition of the term “Event of Forfeiture.”

2. No Other Amendments. In all other respects, the Agreement is hereby ratified and confirmed.

[Signature page follows.]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

CLASS B MEMBERS (to be signed by a Majority in Number hereof):

/s/ Denise W. Marks
Denise W. Marks

/s/ Peter H. Mills
Peter H. Mills

/s/ David J. Nerrow, Jr.
David J. Nerrow, Jr.

/s/ Marc Poirier
Marc Poirier

/s/ Lior E. Yahalomi
Lior E. Yahalomi

CMGI @VENTURES IV, LLC

SCHEDULE B

PROFIT MEMBERS AND PROFIT MEMBER PERCENTAGE INTERESTS

Class B Members	Profit Member Percentage Interest

Denise W. Marks	1.76170%

Peter H. Mills	27.0122%

David J. Nerrow, Jr.	21.1400%

Marc D. Poirier	19.9656%

Lior E. Yahalomi	27.0122%

Former Profit Members (Class B)	Profit Member Percentage Interest

Jonathan Callaghan	-0-

John Scott Case	-0-

Gary Curtis	-0-

Josh Daniels	-0-

Brad Garlinghouse	-0-

Class C Members	Profit Member Percentage Interest

Peter Cochran	2.50000%

Charles Finnie	NA
See Section 3.03(c)

Lynne Haro	0.02500%

Denise McCabe	0.08340%

Jim Quagliaroli	0.50000%

Former Profit Members (Class C)	Profit Member Percentage Interest

Denise Ames	-0-

Mainini Cabute	-0-

Matthew Jennings	-0-

John LaBarre	-0-

Cara McCauley	-0-

Daniel Pawliw	-0-

Suresh Ramakrishnan	-0-

Lisa Scoma	-0-

Janet Veino	-0-